UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 941-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Securities Purchase Agreement

On January 22, 2026, Aethlon Medical, Inc. (the “Company”) and an institutional investor (the “Purchaser”) entered into the Amendment to Securities Purchase Agreement (the “SPA Amendment”). The SPA Amendment amends the terms of that certain Securities Purchase Agreement by and between the Company and the Purchaser dated December 5, 2025 (the “Securities Purchase Agreement”), as previously disclosed on the Current Report on Form 8-K filed by the Company on December 8, 2025.

The SPA Amendment removed the requirement that Company obtain shareholder approval of issuance or exercise the pre-funded warrants under Nasdaq 5635 prior to those pre-funded warrants becoming exercisable. As a result, the pre-funded warrants are immediately exercisable.

All other terms of the Securities Purchase Agreement remain unchanged.

Amendment to Pre-Funded Common Stock Purchase Warrant

Also on January 22, 2026, the Company and the Purchaser entered into the Amendment to Pre-Funded Common Stock Purchase Warrant (the “PFW Amendment”). The PFW Amendment amends the terms of that certain Pre-Funded Common Stock Purchase Warrant by and between the Company and the Purchaser dated December 8, 2025 (the “Warrant”), as previously disclosed on the Current Report on Form 8-K filed by the Company on December 8, 2025.

The PFW Amendment removed the requirement that Company obtain shareholder approval of issuance or exercise the pre-funded warrants under Nasdaq 5635 prior to those pre-funded warrants becoming exercisable. As a result, the pre-funded warrants are immediately exercisable.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the amendments and does not purport to be a complete description of such. Such descriptions are qualified in their entirety by reference to the full text of the Amendments which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to Securities Purchase Agreement dated January 22, 2026
10.2	Amendment to Pre-Funded Common Stock Purchase Warrant dated January 22, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2026	Aethlon Medical, Inc.

	By:	/s/ James B. Frakes
	Name: Title:	James B. Frakes Chief Executive Officer and Chief Financial Officer

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